                              TCW/DW BALANCED FUND
                             Two World Trade Center
                            New York, New York 10048

DEAR SHAREHOLDER:
--------------------------------------------------------------------------------

    For the fiscal year ended September 30, 1995, TCW/DW Balanced Fund posted a total return of 11.97 percent, versus 29.76 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500), 11.49 percent for the Lehman Brothers Government/Corporate
Bond  Index and 14.06 percent for the Lehman
Brothers   Aggregate    Bond   Index.    The
accompanying chart illustrates the growth of
a   $10,000  investment   in  the   Fund  at
inception (October  29,  1993)  through  the
fiscal   year  ended   September  30,  1995,
compared to similar hypothetical investments in the issues that comprise the S&P 500 and the Lehman Brothers Government/Corporate and
Aggregate Bond Indexes.

    The    performance    of    the   Fund's
fixed-income  component  during  the  fiscal
year  is  reflective  of  the  bond market's
fourth quarter 1994  sell-off. In  addition,
because of the portfolio's defensive posture
following   last  year's  dramatic  rise  in
interest rates,  the  duration  was  shorter
than  that  of  the  market  entering  1995.
(Duration is  discussed  in  greater  detail
later  in  this  letter.) As  a  result, the
Fund's fixed-income holdings  underperformed
during the first quarter of 1995 as the bond
market   rallied.  Equity   performance  was
affected by the  Fund's holdings in  Mexico.
Although the Fund held high-quality Mexican stocks, the peso devaluation in December
1994 triggered a sharp decline in the value of those securities. In January 1995, the Fund's Mexican holdings were sold and the proceeds were redeployed in U.S. technology and brokerage stocks.

ECONOMIC OVERVIEW

    According   to  the   Fund's  investment
adviser, TCW  Fund Management,  Inc.  (TCW),
the   U.S.  economy  appears  to  be  losing
momentum for  three  primary  reasons:  high
real   interest   rates,   the  government's
ongoing commitment to fiscal discipline  and
cautious  consumers. Following four years of
economic expansion, real economic growth  is
struggling  to maintain the 2.5 percent pace
deemed acceptable  by  the  Federal  Reserve
Board.  Similarly,  TCW  believes  that  the
central  bank's   hesitancy   to   implement
monetary  stimulus at a  time when inflation
is   moderating,   the   U.S.   dollar    is
appreciating  and productivity  is improving
may impede  growth  in 1996.  Thus,  TCW  is
concerned that the Federal Reserve Board has
not   yet  followed   up  its   most  recent
reduction in  the federal-funds  rate  (0.25
basis  points on July  6, 1995) with another
cut.  Consequently,   TCW's   estimate   for
average gross domestic product (GDP) growth in 1996 has been lowered from 3 percent to the 2.5 percent range.

    Since approximately two-thirds of economic growth comes from consumer spending, a strong upward trend in this area is critical. TCW's forecast for consumption is tentative, however. If it continues to be restrained, the rest of the economy needs to perform extremely well to take up the slack. One sector expected by many economists to provide substantial growth is exports. However, there is a lack of strong demand within the markets of the U.S.'s traditional trading partners. Canada, Japan, Mexico and western Europe, which together account for approximately 70 percent of U.S. exports, are experiencing only modest economic growth.

    In earlier business cycles, government spending was utilized to offset sluggish consumer demand. However, because of high debt levels it is now more expensive and difficult for the U.S. government to borrow. Also, the belief that government spending creates more problems than it solves is expanding, as illustrated by congressional attempts to dismantle many government-funded programs in an effort to balance the federal budget by 2002. According to TCW, although a major reduction in federal government spending may be sugar coated with a modest tax cut in 1996, the potential economic stimulus of such a policy is likely to be negligible.

    Against this background, inflation has remained in check. With the baby boom generation reaching its saving years and global competition maintaining constant downward pressure on wages, TCW believes it unlikely that inflation will accelerate. Reflecting these conditions, TCW has lowered its Consumer Price Index estimates for 1995 and 1996 to 2.8 percent.

THE PORTFOLIO

    As of September 30, 1995, 63 percent of the Fund's assets was allocated to stocks and 34 percent to bonds. The shares of many leading technology issues, a sector in which the portfolio is significantly overweighted, reached a peak in mid-July and have been in a correction phase ever since. Clearly, many of these issues appreciated at unsustainable rates in the first half of 1995, and a pause of the sort experienced this summer is inevitable. TCW believes that the September-October period, which was particularly difficult for technology stocks, may represent the low point in the correction, since investor expectations now seem more reasonable and longer-term prospects for these issues still appear bright. At the end of the fiscal year, the portfolio maintained significant positions in such technology-related companies as AT&T Corp., Motorola, Inc. and Texas Instruments Inc.

    The Fund's airline holding, AMR Corp., which was added to the portfolio in April 1995, continues to contribute significantly to performance. In the airline sector, managements are keeping capacity growth modest while focusing on expense control. An extended positive business cycle should pave the way for significant profit gains next year. In addition, aircraft manufacturers such as Boeing Co. should benefit over the next several years from strong foreign demand and an emerging aircraft replacement cycle in the U.S.

    Given   the  greatly  enhanced  competitive  position  of  U.S.  automobile, technology and brokerage companies, the Fund continues to have substantial exposure to these areas. TCW believes that further cost cutting and the benefits from demand abroad should lead to higher profits and at least modestly higher price-to-earnings ratios in 1996.

    The Fund's bond holdings consist primarily of U.S. Treasury obligations and investment-grade corporate bonds. In response to declining economic growth, the average maturity of the fixed-income portfolio was lengthened during the fiscal year, thus increasing the Fund's overall sensitivity to expected further interest rate declines. The Fund's duration, which stood at 4.3 years in September 1994, was subsequently lengthened early in 1995 to 5.5 years.
(Duration measures a bond fund's sensitivity to interest rate movements; basically, the effect of interest rate fluctuations on a bond fund can be determined by multiplying its duration by the percentage rates rise or fall.)

LOOKING AHEAD

    According to TCW, a slowdown in total profit growth, which is to be expected at this stage of the business cycle, is not the principal risk for equities. Such a phenomenon will merely concentrate market leadership among those companies that can achieve above-average increases, a development for which the portfolio is prepared. Rather, TCW believes that the risk in the market going forward appears to be related to overall valuation factors. For example, stocks currently are only modestly undervalued relative to the yields on bonds. If Congress fails to enact a real deficit-reduction program this fall, the fixed-income markets could experience another sell-off, forcing stock prices lower. TCW believes this would be only a temporary development, however, since long-term demographic changes are forcing a higher savings rate and continued government downsizing, both of which are clearly bullish for bonds and equities.

    Further, equity investors must contend with earnings comparisons that are likely to be less favorable as the expansion moderates. After advancing 40 percent in 1994, the earnings per share of the S&P 500 could rise by just 17 or 18 percent in 1995 and only 7 percent in 1996, according to TCW. Lower interest rates will provide a helpful offset to this slowdown.

    Intermediate and long-term interest rates remain 3 to 4 percent above inflation. TCW believes this historically high risk premium will slowly be reduced as economic growth remains moderate and inflation stays benign. Real (minus inflation) short-term interest rates are also high. In light of this, Federal Reserve Board chairman Alan Greenspan, who is facing the expiration of his tenure in early 1996, has hinted that he may seek to lower the federal-funds rate -- the interest rate banks charge each other for overnight loans -- following the passage of meaningful budget reduction legislation. Within this context, TCW believes that the federal-funds rate is likely to decline, the five-year U.S. Treasury note could reach a yield of 5 percent or less and long-term U.S. Treasury bonds, now yielding approximately 6.5 percent, could yield 6 percent or less.

    We appreciate your ongoing support of TCW/DW Balanced Fund and look forward to continuing to serve your investment needs and objectives.

                                          Very truly yours,

                                                [SIGNATURE]
                                          Charles A. Fiumefreddo
                                          CHAIRMAN OF THE BOARD

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                                                      VALUE
-----------                                                                                               -------------
             COMMON STOCKS (62.8%)
             AIR TRANSPORT (2.8%)
    21,100   AMR Corp.*.................................................................................  $   1,521,838
    21,100   Delta Air Lines, Inc.......................................................................      1,461,175
                                                                                                          -------------
                                                                                                              2,983,013
                                                                                                          -------------
             AIRCRAFT & AEROSPACE (1.9%)
    28,900   Boeing Co..................................................................................      1,972,425
                                                                                                          -------------
             AUTOMOTIVE (3.8%)
    35,100   Chrysler Corp..............................................................................      1,860,300
    70,500   Ford Motor Co..............................................................................      2,194,313
                                                                                                          -------------
                                                                                                              4,054,613
                                                                                                          -------------
             BANKS (2.0%)
    29,400   Citicorp...................................................................................      2,080,050
                                                                                                          -------------
             BANKS - REGIONAL (1.8%)
    50,300   Fleet Financial Group, Inc.................................................................      1,898,825
                                                                                                          -------------
             BIOTECHNOLOGY (1.7%)
    60,099   Guidant Corp...............................................................................      1,757,896
                                                                                                          -------------
             BROKERAGE (1.9%)
    32,500   Merrill Lynch & Co., Inc...................................................................      2,031,250
                                                                                                          -------------
             BUILDING MATERIALS (1.3%)
    25,300   Champion International Corp................................................................      1,363,038
                                                                                                          -------------
             BUSINESS SYSTEMS (1.6%)
    37,900   General Motors Corp. (Class E).............................................................      1,724,450
                                                                                                          -------------
             COMPUTER SERVICES (1.7%)
    29,000   First Data Corp............................................................................      1,798,000
                                                                                                          -------------
             COMPUTER SOFTWARE (1.2%)
    14,600   Microsoft Corp.*...........................................................................      1,321,300
                                                                                                          -------------
             ELECTRIC - MAJOR (1.6%)
    26,900   General Electric Co........................................................................      1,714,875
                                                                                                          -------------
             ELECTRONICS - DEFENSE (1.9%)
     5,600   General Motors Corp. (Class H).............................................................        229,600
    21,000   Hewlett-Packard Co.........................................................................      1,750,875
                                                                                                          -------------
                                                                                                              1,980,475
                                                                                                          -------------
             ELECTRONICS - SEMICONDUCTORS/COMPONENTS (6.2%)
    25,900   Intel Corp.................................................................................      1,557,237
    24,000   Motorola, Inc..............................................................................      1,833,000
    50,900   National Semiconductor Corp.*..............................................................      1,406,113
    23,000   Texas Instruments Inc......................................................................      1,837,125
                                                                                                          -------------
                                                                                                              6,633,475
                                                                                                          -------------
             ENTERTAINMENT (1.2%)
    47,400   Circus Circus Enterprises, Inc.*...........................................................      1,327,200
                                                                                                          -------------

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                                                      VALUE
-----------                                                                                               -------------
             HEALTH CARE/DRUGS (2.4%)
    11,883   Lilly (Eli) & Co...........................................................................  $   1,067,984
    27,000   Merck & Co., Inc...........................................................................      1,512,000
                                                                                                          -------------
                                                                                                              2,579,984
                                                                                                          -------------
             HEALTH EQUIPMENT & SERVICES (1.9%)
    42,300   Columbia/HCA Healthcare Corp...............................................................      2,056,838
                                                                                                          -------------
             HOTELS/MOTELS (1.9%)
    31,300   Hilton Hotels Corp.........................................................................      1,999,287
                                                                                                          -------------
             HOUSEHOLD APPLIANCES (1.5%)
    55,900   American Standard, Inc.*...................................................................      1,649,050
                                                                                                          -------------
             INSURANCE (1.2%)
    14,500   American International Group, Inc..........................................................      1,232,500
                                                                                                          -------------
             METALS & BASIC MATERIALS (0.8%)
    13,000   Phelps Dodge Corp..........................................................................        814,125
                                                                                                          -------------
             METALS & MINING (1.1%)
    31,700   Case Corp..................................................................................      1,164,975
                                                                                                          -------------
             NATURAL RESOURCES (OIL) (1.1%)
    18,800   Texaco, Inc................................................................................      1,214,950
                                                                                                          -------------
             OFFICE EQUIPMENT & SUPPLIES (2.8%)
   170,900   Unisys Corp.*..............................................................................      1,345,838
    12,400   Xerox Corp.................................................................................      1,666,250
                                                                                                          -------------
                                                                                                              3,012,088
                                                                                                          -------------
             OIL - DOMESTIC (1.0%)
    22,300   Amerada Hess Corp..........................................................................      1,084,338
                                                                                                          -------------
             PAPER & FOREST PRODUCTS (1.2%)
    28,300   Weyerhaeuser Co............................................................................      1,291,187
                                                                                                          -------------
             RECREATION (1.7%)
    31,600   Walt Disney Co.............................................................................      1,813,050
                                                                                                          -------------
             RESTAURANTS (1.0%)
    29,000   McDonald's Corp............................................................................      1,109,250
                                                                                                          -------------
             RETAIL - DEPARTMENT STORES (0.9%)
    20,000   Penney (J.C.) Co., Inc.....................................................................        992,500
                                                                                                          -------------
             RETAIL - FOOD CHAINS (1.5%)
    38,600   Safeway, Inc.*.............................................................................      1,611,550
                                                                                                          -------------
             RETAIL - SPECIALTY (0.6%)
    17,200   Home Depot, Inc............................................................................        685,850
                                                                                                          -------------
             SOAP & HOUSEHOLD PRODUCTS (1.2%)
    16,900   Procter & Gamble Co........................................................................      1,301,300
                                                                                                          -------------
             TELECOMMUNICATIONS (3.9%)
    32,400   AT&T Corp..................................................................................      2,130,300
    81,600   Ericsson (L.M.) Telephone Co. (ADR) (Sweden)...............................................      1,989,000
                                                                                                          -------------
                                                                                                              4,119,300
                                                                                                          -------------

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                                                      VALUE
-----------                                                                                               -------------
             TOBACCO (1.1%)
    14,000   Philip Morris Companies, Inc...............................................................  $   1,169,000
                                                                                                          -------------
             UTILITIES (1.4%)
    37,700   GTE Corp...................................................................................      1,479,725
                                                                                                          -------------
             TOTAL COMMON STOCKS (IDENTIFIED COST $57,461,072)..........................................     67,021,732
                                                                                                          -------------

 PRINCIPAL
AMOUNT (IN                                                                               COUPON    MATURITY
THOUSANDS)                                                                                RATE       DATE
-----------                                                                             ---------  ---------
             CORPORATE BONDS (7.2%)
             BANKS (1.2%)
 $   1,200   Citicorp.................................................................      7.125%  03/15/04      1,222,236
                                                                                                              -------------
             FINANCE (1.0%)
     1,000   General Motors Acceptance Corp...........................................       7.75   04/15/97      1,020,750
                                                                                                              -------------
             INDUSTRIALS (2.8%)
       600   Caterpillar, Inc.........................................................      9.375   03/15/21        743,094
       800   International Paper Co...................................................      6.875   11/01/23        752,464
     1,400   May Department Stores Co.................................................      8.375   08/01/24      1,498,546
                                                                                                              -------------
                                                                                                                  2,994,104
                                                                                                              -------------
             UTILITIES (2.2%)
       800   Florida Power & Light Co.................................................       7.05   12/01/26        766,096
       800   GTE Corp.................................................................       7.83   05/01/23        816,488
       800   Texas Utilities Electric Co..............................................      7.875   04/01/24        816,176
                                                                                                              -------------
                                                                                                                  2,398,760
                                                                                                              -------------
             TOTAL CORPORATE BONDS (IDENTIFIED COST $7,651,687).............................................      7,635,850
                                                                                                              -------------
             U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH CERTIFICATES (10.8%)
     1,318   Federal Home Loan Mortgage Corp..........................................       6.50   04/01/09      1,298,947
     1,015   Federal Home Loan Mortgage Corp..........................................       8.00   04/01/10      1,042,339
       710   Federal Home Loan Mortgage Corp..........................................       8.00   06/01/10        729,303
     3,034   Federal Home Loan Mortgage Corp..........................................       6.50   09/01/24      2,927,851
     2,028   Federal Home Loan Mortgage Corp..........................................       7.00   08/01/25      1,991,888
     1,785   Government National Mortgage Association.................................       6.00   08/20/25      1,786,674
     1,750   Government National Mortgage Association.................................       7.50   09/15/25      1,766,406
                                                                                                              -------------
             TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH CERTIFICATES (IDENTIFIED COST
               $11,344,117).................................................................................     11,543,408
                                                                                                              -------------
             U.S. GOVERNMENT OBLIGATIONS (12.5%)
       960   U.S. Treasury Bond.......................................................      10.75   08/15/05      1,269,000
     1,110   U.S. Treasury Bond.......................................................       8.00   11/15/21      1,290,722
     1,470   U.S. Treasury Note.......................................................      6.125   05/15/98      1,477,350
       180   U.S. Treasury Note.......................................................       6.75   05/31/99        184,359
     1,790   U.S. Treasury Note.......................................................       6.25   08/31/00      1,805,942
       600   U.S. Treasury Note.......................................................       7.50   11/15/01        642,281
     6,165   U.S. Treasury Note.......................................................       7.50   02/15/05      6,709,254
                                                                                                              -------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $13,196,762)................................     13,378,908
                                                                                                              -------------

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                               COUPON    MATURITY
THOUSANDS)                                                                                RATE       DATE         VALUE
-----------                                                                             ---------  ---------  -------------
             ASSET-BACKED SECURITIES (3.0%)
 $     514   First Alliance Mortgage Loan Trust 94 A-1................................       5.85%  04/25/25  $     492,820
       673   First Alliance Mortgage Loan Trust 94 A-2................................      7.625   07/25/25        682,385
     1,574   The Money Stores Home Equity Trust 93 D..................................      5.675   02/15/09      1,516,004
       542   UCFC Home Equity Loan 93 D...............................................       5.45   07/10/13        521,449
                                                                                                              -------------
             TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $3,284,722).....................................      3,212,658
                                                                                                              -------------

 NUMBER OF                                                                                       EXPIRATION
  SHARES                                                                                           DATE
-----------                                                                                      ---------
             RIGHTS* (0.1%)
             TELECOMMUNICATIONS
    81,600   Ericsson (L.M.) Telephone Co. (Sweden) (Identified Cost $0).......................   10/27/95         92,208
                                                                                                            -------------

 PRINCIPAL
AMOUNT (IN                                                                               COUPON    MATURITY
THOUSANDS)                                                                                RATE       DATE
-----------                                                                             ---------  ---------
             SHORT-TERM INVESTMENT (0.9%)
             REPURCHASE AGREEMENT
 $     955   The Bank of New York (dated 09/29/95; proceeds $955,282; collateralized by $1,005,585 U.S. Treasury Note 7.25% due 05/15/04 valued at
               $1,097,891) (Identified Cost $954,854).................................      5.375%  10/02/95        954,854
                                                                                                              -------------
TOTAL INVESTMENTS (IDENTIFIED COST $93,893,214) (A).......................       97.3%  103,839,618
OTHER ASSETS IN EXCESS OF LIABILITIES.....................................        2.7     2,876,820
                                                                                -----   -----------
NET ASSETS................................................................      100.0%  $106,716,438
                                                                                -----   -----------
                                                                                -----   -----------

----------------
ADR  AMERICAN DEPOSITORY RECEIPT.
 *   NON-INCOME PRODUCING SECURITY.
(A) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $94,093,645; THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $11,514,084 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,768,111, RESULTING IN NET UNREALIZED APPRECIATION OF $9,745,973.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at value
  (identified cost $93,893,214)......  $103,839,618
Receivable for:
  Investments sold...................    3,829,052
  Interest...........................      414,797
  Dividends..........................      130,843
  Shares of beneficial interest
    sold.............................       63,280
Deferred organizational expenses.....      109,875
Prepaid expenses.....................       64,920
                                       -----------
        TOTAL ASSETS.................  108,452,385
                                       -----------
LIABILITIES:
Payable for:
  Investments purchased..............    1,423,887
  Plan of distribution fee...........       88,048
  Shares of beneficial interest
    repurchased......................       76,033
  Management fee.....................       39,622
  Investment advisory fee............       26,414
  Dividends to shareholders..........        4,231
Accrued expenses.....................       77,712
                                       -----------
        TOTAL LIABILITIES............    1,735,947
                                       -----------
NET ASSETS:
Paid-in-capital......................  105,602,374
Net unrealized appreciation..........    9,946,404
Accumulated undistributed net
  investment income..................      729,690
Accumulated net realized loss........   (9,562,030)
                                       -----------
        NET ASSETS...................  $106,716,438
                                       -----------
                                       -----------
NET ASSET VALUE PER SHARE, 10,202,144
  shares outstanding (unlimited
  shares authorized of $.01 par
  value).............................
                                            $10.46
                                       -----------
                                       -----------

Statement of Operations
FOR THE YEAR ENDED SEPTEMBER 30, 1995

NET INVESTMENT INCOME:
INCOME
  Interest............................  $3,167,319
  Dividends (net of $2,264 foreign
    withholding tax)..................   1,631,397
                                        ----------
    TOTAL INCOME......................   4,798,716
                                        ----------
EXPENSES
  Plan of distribution fee............   1,178,353
  Management fee......................     541,070
  Investment advisory fee.............     360,714
  Transfer agent fees and expenses....     142,657
  Professional fees...................      78,310
  Shareholder reports and notices.....      57,444
  Trustees' fees and expenses.........      53,241
  Registration fees...................      48,986
  Organizational expenses.............      35,646
  Custodian fees......................      21,149
  Other...............................      15,002
                                        ----------
    TOTAL EXPENSES....................   2,532,572
                                        ----------
    NET INVESTMENT INCOME.............   2,266,144
                                        ----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS):
NET REALIZED LOSS ON:
  Investments.........................  (5,553,383)
  Foreign exchange transactions.......     (78,614)
                                        ----------
    TOTAL LOSS........................  (5,631,997)
                                        ----------
NET CHANGE IN UNREALIZED DEPRECIATION
  ON:
  Investments.........................  14,913,753
  Translation of other assets and
    liabilities denominated in foreign
    currencies........................       6,088
                                        ----------
    TOTAL APPRECIATION................  14,919,841
                                        ----------
    NET GAIN..........................   9,287,844
                                        ----------
    NET INCREASE......................  $11,553,988
                                        ----------
                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                       FOR THE PERIOD
                                                                                        OCTOBER 29,
                                                                      FOR THE YEAR         1993*
                                                                         ENDED            THROUGH
                                                                     SEPTEMBER 30,     SEPTEMBER 30,
                                                                          1995              1994
                                                                    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income.........................................    $  2,266,144      $  1,538,998
    Net realized loss.............................................      (5,631,997)       (4,424,442)
    Net change in unrealized appreciation/depreciation............      14,919,841        (4,973,437)
                                                                    ----------------  ----------------
        Net increase (decrease)...................................      11,553,988        (7,858,881)
  Dividends from net investment income............................      (1,210,475)       (1,370,568)
  Net increase (decrease) from transactions in shares of
    beneficial interest...........................................     (52,984,026)      158,486,400
                                                                    ----------------  ----------------
        Total increase (decrease).................................     (42,640,513)      149,256,951
NET ASSETS:
  Beginning of period.............................................     149,356,951           100,000
                                                                    ----------------  ----------------
  END OF PERIOD (including undistributed net investment income of
   $729,690 and distributions in excess of net investment income
   of $214,539, respectively).....................................    $106,716,438      $149,356,951
                                                                    ----------------  ----------------
                                                                    ----------------  ----------------

----------------
 *   COMMENCEMENT OF OPERATIONS.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

1. ORGANIZATION AND ACCOUNTING POLICIES--TCW/DW Balanced Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund was organized as a Massachusetts business trust on March 2, 1993 and on July 1, 1993 issued 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. ("InterCapital"), an affiliate of Dean Witter Services Company, Inc. (the "Manager"), to effect the Fund's initial capitalization. The Fund commenced operations on October 29, 1993.

    The following is a summary of significant accounting policies:

    A. VALUATION OF INVESTMENTS--(1) an equity security listed or traded on the New York, American, other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Adviser); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) portfolio securities may be valued by an outside pricing service approved by the
    Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluation by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

    B. ACCOUNTING FOR INVESTMENTS--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income is recorded on the ex-dividend date except with respect to certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily.

    C. FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1995 (CONTINUED)
--------------------------------------------------------------------------------

    D. FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

    E. FEDERAL INCOME TAX STATUS--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

    F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

    G. ORGANIZATIONAL EXPENSES--InterCapital paid the organizational expenses of the Fund in the amount of $180,493 which have been reimbursed by the Fund for the full amount thereof. Such expenses have been deferred and are being amortized by the Fund on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT--Pursuant to a Management Agreement, the Fund pays a management fee, accrued daily and payable monthly, by applying the annual rate of 0.45% to the net assets of the Fund determined as of the close of each business day.

    Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT--Pursuant to an Investment Advisory Agreement with TCW Funds Management, Inc. (the "Adviser"), the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.30% to the net assets of the Fund determined as of the close of each business day.

    Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1995 (CONTINUED)
--------------------------------------------------------------------------------

4. PLAN OF DISTRIBUTION--Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, is the Distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

    Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, its affiliates and other dealers who have entered into selected dealer agreements with the Distributor under the Plan: (1) compensation to, and expenses of, account executives of DWR and other selected broker-dealers and others including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

    The amount of each monthly reimbursement may in no event exceed an amount equal to a payment at the annual rate of 1.0% of the Fund's average daily net assets. Expenses incurred pursuant to the Plan in any fiscal year in excess of 1.0% of the Fund's average daily net assets will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended September 30, 1995, the distribution fee accrued was at the annual rate of 0.98%.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES--The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1995 aggregated $142,729,312 and $191,511,050, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $94,176,890 and $91,066,544, respectively.

    For the year ended September 30, 1995, the Fund incurred $49,753 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

    Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At September 30, 1995, the Fund had transfer agent fees and expenses payable of approximately $15,000.

6. SHARES OF BENEFICIAL INTEREST--Transactions in shares of beneficial interest were as follows:

                                                                                         FOR THE PERIOD
                                                            FOR THE YEAR               OCTOBER 29, 1993*
                                                                ENDED                       THROUGH
                                                         SEPTEMBER 30, 1995            SEPTEMBER 30, 1994
                                                     ---------------------------  ----------------------------
                                                       SHARES         AMOUNT         SHARES         AMOUNT
                                                     -----------  --------------  ------------  --------------
Sold...............................................    1,576,172  $   14,889,309    21,141,779  $  209,527,754
Reinvestment of dividends..........................      114,844       1,094,653       127,755       1,222,256
                                                     -----------  --------------  ------------  --------------
                                                       1,691,016      15,983,962    21,269,534     210,750,010
Repurchased........................................   (7,332,918)    (68,967,988)   (5,435,488)    (52,263,610)
                                                     -----------  --------------  ------------  --------------
Net increase (decrease)............................   (5,641,902) $  (52,984,026)   15,834,046  $  158,486,400
                                                     -----------  --------------  ------------  --------------
                                                     -----------  --------------  ------------  --------------

--------------
 *  COMMENCEMENT OF OPERATIONS.

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1995 (CONTINUED)
--------------------------------------------------------------------------------

7. FEDERAL INCOME TAX STATUS--At September 30, 1995, the Fund had a net capital loss carryover of approximately $4,030,000 which will be available through September 30, 2003 to offset future capital gains to the extent provided by regulations.

    Capital and foreign currency losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and foreign currency losses of approximately $3,532,000 and $1,799,000, respectively during fiscal 1995. As of September 30, 1995, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales, and permanent book/tax differences due to foreign currency losses. To reflect reclassifications arising from permanent book/tax differences for the year ended September 30, 1995, accumulated net realized loss was credited and accumulated undistributed net investment income was charged $111,440.

8. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS--The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

    Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

TCW/DW BALANCED FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                FOR THE PERIOD
                                                                           FOR THE YEAR       OCTOBER 29, 1993*
                                                                              ENDED                THROUGH
                                                                        SEPTEMBER 30, 1995    SEPTEMBER 30, 1994
                                                                        ------------------   --------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................       $   9.43               $ 10.00
                                                                             --------              --------
Net investment income.................................................           0.20                  0.10
Net realized and unrealized gain (loss)...............................           0.93                 (0.58)
                                                                             --------              --------
Total from investment operations......................................           1.13                 (0.48)
Less dividends from net investment income.............................          (0.10)                (0.09)
                                                                             --------              --------
Net asset value, end of period........................................       $  10.46               $  9.43
                                                                             --------              --------
                                                                             --------              --------

TOTAL INVESTMENT RETURN...............................................          11.97%                (4.80)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................           2.11%                 2.06%(2)
Net investment income.................................................           1.88%                 1.22%(2)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............................       $106,716               $149,357
Portfolio turnover rate...............................................            123%                  113%(1)

--------------
 *  COMMENCEMENT OF OPERATIONS.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Trustees of TCW/DW Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Balanced Fund (the "Fund") at September 30, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period October 29, 1993 (commencement of operations) through September 30, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
November 8, 1995

                   1995 FEDERAL INCOME TAX NOTICE (UNAUDITED)
During the fiscal year ended September 30, 1995, 71% of the income dividends paid qualifies for the dividends received deduction available to corporations.

TRUSTEES
John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern


OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Sheldon Curtis
Vice President, Secretary and
General Counsel

James A. Tilton
Vice President

James M. Goldberg
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



TCW/DW

  BALANCED FUND


[Graphic]


ANNUAL REPORT
SEPTEMBER 30, 1995

TCW/DW BALANCED FUND
                                GROWTH OF $10,000

     DATE              TOTAL         S&P      LEHMAN(G/C)    LEHMAN(AG)
October 29, 1993      $10000      $10000       $10000          $10000
September 30, 1994    $ 9520      $10149       $ 9547          $ 9642
September 30, 1995    $10660 (2)  $13169       $10917          $10997


                          AVERAGE ANNUAL TOTAL RETURNS

                     ONE YEAR      LIFE OF FUND
                     11.97 (1)       3.38 (1)

_______ Fund  _______ S&P 500 (3) _______ LEHMAN (G/C)(4) ______ LEHMAN (AG)(5)

Past performance is not predictive of future returns.
________________________________________

(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.

(2)  Closing value assuming a complete redemption on September 30, 1995.

(3) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(4) The Lehman Brothers Government/Corporate Bond Index tracks the performance of government and corporate obligations, including U.S. government agency and U.S. treasury securities and corporate and yankee bonds. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lehman Brothers Aggregate Bond Index tracks the performance of all U.S. Government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities and asset-backed securities. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.